SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 9th day of August, 2005

AMONG:

            AMERICAN UNITED GLOBAL, INC., a corporation formed pursuant to the laws of the State of Delaware and having an office for business located at 108 Village Square, #327 Somers, New York 10589

            ("AUGI")

AND:

            KRAFT RT., a company formed pursuant to the laws of Hungary and having an office for business located at Konkoly Thege u. 29-33 Budapest H-1121

            ("Kraft")

AND:

            The shareholders of Kraft, each of whom are set forth on the signature page of this Agreement

            (the "Kraft Shareholders")

WHEREAS:

A. The Kraft Shareholders own 4,425 registered ordinary shares, HUF 10,000 par value each of Kraft, constituting HUF 50,000,000 registered capital of Kraft, being 100% of the presently issued and outstanding Kraft Shares;

B. AUGI is a reporting company whose common stock is quoted on the Pink Sheets; and

C. The respective Boards of Directors of AUGI, and Kraft deem it advisable and in the best interests of AUGI and Kraft that Kraft become a wholly-owned subsidiary of AUGI (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

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                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1 In this Agreement the following terms will have the following meanings:

      (a) "Acquisition" means the Acquisition, at the Closing, of Kraft by AUGI pursuant to this Agreement;

      (b) "Acquisition Shares" means the 24,000,000 AUGI Common Shares to be issued to the Kraft Shareholders at Closing pursuant to the terms of the Acquisition;

      (c) "Agreement" means this share purchase agreement among AUGI, Kraft, and the Kraft Shareholders;

      (d) "AUGI Accounts Payable and Liabilities" means all accounts payable and liabilities of AUGI, on a consolidated basis, due and owing or otherwise constituting a binding obligation of AUGI and its subsidiaries (other than a AUGI Material Contract) as of June 30, 2005 as set forth is Schedule "A" hereto;

      (e) "AUGI Accounts Receivable" means all accounts receivable and other debts owing to AUGI, on a consolidated basis, as of June 30, 2005 as set forth in Schedule "B" hereto;

      (f) "AUGI Assets" means the undertaking and all the property and assets of the AUGI Business of every kind and description wheresoever situated including, without limitation, AUGI Equipment, AUGI Inventory, AUGI Material Contracts, AUGI Accounts Receivable, AUGI Cash, AUGI Intangible Assets and AUGI Goodwill, and all credit cards, charge cards and banking cards issued to AUGI;

      (g) "AUGI Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of AUGI and its subsidiaries or relating to the AUGI Business as set forth in Schedule "C" hereto;

      (h) "AUGI Business" means all aspects of any business conducted by AUGI and its subsidiaries;

      (i) "AUGI Cash" means all cash on hand or on deposit to the credit of AUGI and its subsidiaries on the Closing Date;

      (j) "AUGI Common Shares" means the shares of common stock in the capital of AUGI;

      (k) "AUGI Debt to Related Parties" means the debts owed by AUGI to any affiliate, director or officer of AUGI as described in Schedule "D" hereto;

      (l) "AUGI Equipment" means all machinery, equipment, furniture, and furnishings used in the AUGI Business, including, without limitation, the items more particularly described in Schedule "E" hereto;

      (m) "AUGI Financial Statements" means, collectively, the audited consolidated financial statements of AUGI for the fiscal year ended December 31, 2004, together with the unqualified auditors' report thereon, and the unaudited consolidated financial statements of AUGI for the three month period ended March 31, 2005, true copies of which are attached as Schedule "F" hereto;

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      (n)   "AUGI  Goodwill"  means the goodwill of the AUGI Business  including the right to all corporate, operating and trade names associated with the AUGI Business, or any variations of such names as part of or in connection with the AUGI Business, all books and records and other information relating to the AUGI Business, all necessary licenses and authorizations and any other rights used in connection with the AUGI Business;

      (o) "AUGI Insurance Policies" means the public liability insurance and insurance against loss or damage to the AUGI Assets and the AUGI Business as described in Schedule "G" hereto;

      (p) "AUGI Intangible Assets" means all of the intangible assets of AUGI and its subsidiaries, including, without limitation, AUGI Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of AUGI and its subsidiaries;

      (q) "AUGI Inventory" means all inventory and supplies of the AUGI Business as of March 31, 2005, as set forth in Schedule "H" hereto; and

      (r) "AUGI Material Contracts" means the burden and benefit of and the right, title and interest of AUGI and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which AUGI or its subsidiaries are entitled whereunder AUGI or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "I" hereto.

      (s)   "Closing"  means  the  completion,  on  the  Closing  Date,  of  the transactions  contemplated  hereby  in  accordance  with  Article  9 hereof;

      (t) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived, but in any event no later than October 30, 2005;

      (u)   "Financing" is as defined in Section 7.3(h).

      (v) "Kraft Accounts Payable and Liabilities" means all accounts payable and liabilities of Kraft, due and owing or otherwise constituting a binding obligation of Kraft (other than a Kraft Material Contract) as of June 30, 2005 as set forth in Schedule "J" hereto;

      (w) "Kraft Accounts Receivable" means all accounts receivable and other debts owing to Kraft, as of June 30, 2005 as set forth in Schedule "K" hereto;

      (x) "Kraft Assets" means the undertaking and all the property and assets of the Kraft Business of every kind and description wheresoever situated including, without limitation, Kraft Equipment, Kraft Inventory, Kraft Material Contracts, Kraft Accounts Receivable, Kraft Cash, Kraft Intangible Assets and Kraft Goodwill, and all credit cards, charge cards and banking cards issued to Kraft;

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                                     - 4 -


      (y) "Kraft Bank Accounts" means all of the bank accounts, lock boxes and safety deposit boxes of Kraft or relating to the Kraft Business as set forth in Schedule "L" hereto;

      (z) "Kraft Business" means all aspects of the business conducted by Kraft;

      (aa) "Kraft Cash" means all cash on hand or on deposit to the credit of Kraft on the Closing Date;

      (bb) "Kraft Debt to Related Parties" means the debts owed by Kraft and its subsidiaries to the Kraft Shareholders or to any family member thereof, or to any affiliate, director or officer of Kraft or the Kraft Shareholders as described in Schedule "M";

      (cc) "Kraft Equipment" means all machinery, equipment, furniture, and furnishings used in the Kraft Business, including, without limitation, the items more particularly described in Schedule "N" hereto;

      (dd) "Kraft Financial Statements" means collectively, the audited consolidated financial statements of Kraft for the period from inception to December 31, 2004, together with the reviewed financial statements for the six month period ended June 30, 2005, true copies of which shall be attached as Schedule "O" hereto;

      (ee) "Kraft Goodwill" means the goodwill of the Kraft Business together with the exclusive right of AUGI to represent itself as carrying on the Kraft Business in succession of Kraft subject to the terms hereof, and the right to use any words indicating that the Kraft Business is so carried on including the right to use the name "Kraft" or "Kraft International" or any variation thereof as part of the name of or in connection with the Kraft Business or any part thereof carried on or to be carried on by Kraft, the right to all corporate, operating and trade names associated with the Kraft Business, or any variations of such names as part of or in connection with the Kraft Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Kraft Business, all necessary licenses and authorizations and any other rights used in connection with the Kraft Business;

      (ff) "Kraft Insurance Policies" means the public liability insurance and insurance against loss or damage to Kraft Assets and the Kraft Business as described in Schedule "P" hereto;

      (gg) "Kraft Intangible Assets" means all of the intangible assets of Kraft, including, without limitation, Kraft Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Kraft and its subsidiaries;

      (hh) "Kraft Inventory" means all inventory and supplies of the Kraft Business as of March 31, 2005 as set forth in Schedule "Q" hereto;

      (ii) "Kraft Material Contracts" means the burden and benefit of and the right, title and interest of Kraft in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Kraft is entitled in connection with the Kraft Business whereunder Kraft is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, and those contracts listed in Schedule "R" hereto;

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      (jj)  "Kraft  Related  Party  Debts"  means  the  debts  owed by the Kraft
            Shareholders or by any family member thereof, or by any affiliate, director or officer of Kraft or the Kraft Shareholders, to Kraft as described in Schedule "S";

      (kk) "Kraft Shares" means all of the issued and outstanding shares of Kraft's equity stock;

      (ll)  "Place of Closing"  means the  offices of  Sichenzia  Ross  Friedman
            Ference LLP, or such other place as AUGI and Kraft may mutually agree upon;

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement. The Schedules to this Agreement are as follows:

Information concerning AUGI

         Schedule "A"        AUGI Accounts Payable and Liabilities
         Schedule "B"        AUGI Accounts Receivable
         Schedule "C"        AUGI Bank Accounts
         Schedule "D"        AUGI Debts to Related Parties
         Schedule "E"        AUGI Equipment
         Schedule "F"        AUGI Financial Statements
         Schedule "G"        AUGI Insurance Policies
         Schedule "H"        AUGI Inventory
         Schedule "I"        AUGI Material Contracts

Information concerning Kraft

         Schedule "J"        Kraft Accounts Payable and Liabilities
         Schedule "K"        Kraft Accounts Receivable
         Schedule "L"        Kraft Bank Accounts
         Schedule "M"        Kraft Debts to Related Parties
         Schedule "N"        Kraft Equipment
         Schedule "O"        Kraft Financial Statements
         Schedule "P"        Kraft Insurance Policies
         Schedule "Q"        Kraft Inventory
         Schedule "R"        Kraft Material Contracts
         Schedule "S"        Kraft Related Party Debts

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Additional Information and Documents

        Schedule "T" AUGI Derivative Securities

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Sale of Shares

2.1 The Kraft Shareholders hereby agree to sell to AUGI the Kraft Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to AUGI on the Closing Date a 100% undivided interest in and to the Kraft Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2 The Acquisition Shares shall be allocated to the Kraft Shareholders on the basis of 5,472.88 Acquisition Shares for each one Kraft Share held by a Kraft Shareholder as set forth in Schedule 2.2 attached hereto.

Adherence with Applicable Securities Laws

2.2 The Kraft Shareholders agree that they are acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

      (a)   the sale is to AUGI;

      (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

      (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to AUGI an opinion of counsel to that effect or such other written opinion as may be reasonably required by AUGI.

      The Kraft Shareholders acknowledge that the certificates representing the Acquisition Shares shall bear the following legend:

            NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

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                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES
                                     OF AUGI

Representations and Warranties

3.1 AUGI hereby represents and warrants in all material respects to Kraft and the Kraft Shareholders, with the intent that Kraft and the Kraft Shareholders will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

AUGI - Corporate Status and Capacity

      (a) Incorporation. AUGI is a corporation duly incorporated and upon filing and paying the franchise tax with the state of Delaware AUGI will be validly subsisting under the laws of the State of Delaware and in good standing with the office of the Secretary of State for the State of Delaware;

      (b) Carrying on Business. AUGI conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. AUGI is duly authorized to carry on such business in New York, New York. The nature of the AUGI Business does not require AUGI to register or otherwise be qualified to carry on business in any other jurisdictions;

      (c) Corporate Capacity. AUGI has the corporate power, capacity and authority to own the AUGI Assets and to enter into and complete this Agreement;

      (d) Reporting Status; Listing. AUGI is required to file current reports with the Securities and Exchange Commission pursuant to section 15(d) of the Securities Exchange Act of 1934, the AUGI Common Shares are quoted on the Pink Sheets, and all reports required to be filed by AUGI with the Securities and Exchange Commission or NASD have been filed;

AUGI - Capitalization

      (e) Authorized Capital. The authorized capital of AUGI consists of 40,000,000 AUGI Common Shares, $0.01 par value and 2,455,094 shares of preferred stock. $0.01 par value, of which 10,877,499 AUGI Common Shares, and 303,599 shares of preferred stock are presently issued and outstanding;

      (f) No Option, Warrant or Other Right. Except as set forth on Schedule "T", no person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of AUGI Common Shares or for the purchase, subscription or issuance of any of the unissued shares in the capital of AUGI;

AUGI - Records and Financial Statements

      (g) Charter Documents. The charter documents of AUGI and its subsidiaries have not been altered since the incorporation of each, respectively, except as filed in the record books of AUGI or its subsidiaries, as the case may be;

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      (h)   Corporate  Minute Books.  The corporate minute books of AUGI and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by AUGI and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of AUGI and its subsidiaries. AUGI and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their
            respective   Certificates   of   Incorporation   (or  other  charter
            documents) or by-laws.

      (i) AUGI Financial Statements. The AUGI Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of AUGI, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the AUGI Business during the periods covered thereby, in all material respects and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (j) AUGI Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of AUGI or its subsidiaries which are not disclosed in Schedule "A" hereto or reflected in the AUGI Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the AUGI Financial Statements, and neither AUGI nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of AUGI as of March 31, 2005, are described in Schedule "A" hereto;

      (k) AUGI Accounts Receivable. All the AUGI Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of AUGI, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of AUGI as of March 31, 2005, are described in Schedule "B" hereto;

      (l) AUGI Bank Accounts. All of the AUGI Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "C" hereto;

      (m) No Debt to Related Parties. Except as disclosed in Schedule "D" hereto, neither AUGI nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of AUGI except accounts payable on account of bona fide business transactions of AUGI incurred in normal course of the AUGI Business, including employment agreements, none of which are more than 30 days in arrears;

      (n) No Related Party Debt to AUGI. No director or officer or affiliate of AUGI is now indebted to or under any financial obligation to AUGI or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses not exceeding $1,000 in total;

      (o) No Dividends. No dividends or other distributions on any shares in the capital of AUGI have been made, declared or authorized since the date of AUGI Financial Statements;

      (p) No Payments. No payments of any kind have been made or authorized since the date of the AUGI Financial Statements to or on behalf of officers, directors, shareholders or employees of AUGI or its subsidiaries or under any management agreements with AUGI or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

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      (q)   No  Pension  Plans.  There are no  pension,  profit  sharing,  group insurance or similar plans or other deferred compensation plans affecting AUGI;

      (r)   No Adverse Events. Since the date of the AUGI Financial Statements

            (i) there has not been any material adverse change in the consolidated financial position or condition of AUGI, its subsidiaries, its liabilities or the AUGI Assets or any damage, loss or other change in circumstances materially affecting AUGI, the AUGI Business or the AUGI Assets or AUGI' right to carry on the AUGI Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting AUGI, its subsidiaries, the AUGI Business or the AUGI Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by AUGI to any of AUGI' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the AUGI Business has been and continues to be carried on in the ordinary course,

            (v) AUGI has not waived or surrendered any right of material value,

            (vi) neither AUGI nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital  expenditures in excess of $10,000  individually or
                  $30,000 in total have been authorized or made.

AUGI - Income Tax Matters

      (s) Tax Returns. Except for the form 1120s for the years ended 2002, 2003 and 2004 to be filed with the Internal Revenue Service, all tax returns and reports of AUGI and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by AUGI and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by AUGI or its subsidiaries. AUGI is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

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AUGI - Applicable Laws and Legal Matters

      (u) Licenses. AUGI and its subsidiaries hold all licenses and permits as may be requisite for carrying on the AUGI Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the AUGI Business;

      (v) Applicable Laws. Neither AUGI nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the AUGI Business, and neither AUGI nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the AUGI Business;

      (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to AUGI, its subsidiaries, the AUGI Business, or any of the AUGI Assets nor does AUGI have any knowledge of any deliberate act or omission of AUGI or its subsidiaries that would form any material basis for any such action or proceeding;

      (x) No Bankruptcy. Neither AUGI nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against AUGI or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of AUGI or its subsidiaries;

      (y) Labor Matters. Neither AUGI nor its subsidiaries are party to any collective agreement relating to the AUGI Business with any labor union or other association of employees and no part of the AUGI Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of AUGI, has made any attempt in that regard;

      (z) Finder's Fees. Neither AUGI nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

      (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of AUGI;

      (bb) No Violation or Breach. The execution and performance of this Agreement will not:

            (i) violate the charter documents of AUGI or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which AUGI or its subsidiaries are party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, the AUGI Material Contracts, or any right or rights enjoyed by AUGI or its subsidiaries,

            (iii) result  in  any  alteration  of  AUGI'  or  its  subsidiaries'
                  obligations under any agreement to which AUGI or its subsidiaries are party including, without limitation, the AUGI Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the AUGI Assets,

            (v) result in the imposition of any tax liability to AUGI or its subsidiaries relating to the AUGI Assets, or

            (vi) violate any court order or decree to which either AUGI or its subsidiaries are subject;

The AUGI Assets - Ownership and Condition

      (cc) Business Assets. The AUGI Assets comprise all of the property and assets of the AUGI Business, and no other person, firm or corporation owns any assets used by AUGI or its subsidiaries in operating the AUGI Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "E" or "H" hereto;

      (dd) Title. AUGI or its subsidiaries are the legal and beneficial owner of the AUGI Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "E" or "H" hereto;

      (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the AUGI Assets;

      (ff) AUGI Insurance Policies. AUGI and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the AUGI Assets and the AUGI Business as described in Schedule "G" hereto;

      (gg) AUGI Material Contracts. The AUGI Material Contracts listed in Schedule "I" constitute all of the material contracts of AUGI and its subsidiaries;

      (hh) No Default. There has not been any default in any material obligation of AUGI or any other party to be performed under any of the AUGI Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "I" hereto), and AUGI is not aware of any default in the obligations of any other party to any of the AUGI Material Contracts;

      (ii) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of AUGI or its subsidiaries. Neither AUGI nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

AUGI Assets - AUGI Equipment

      (jj) AUGI Equipment. The AUGI Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

AUGI Assets - AUGI Goodwill and Other Assets

      (kk) AUGI Goodwill. AUGI and its subsidiaries does not carry on the AUGI Business under any other business or trade names. AUGI does not have any knowledge of any infringement by AUGI or its subsidiaries of any patent, trademarks, copyright or trade secret;

The AUGI Business

      (ll) Maintenance of Business. Since the date of the AUGI Financial Statements, AUGI and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein;

      (mm) Subsidiaries. Except for the Kama Sutra Media Ltd., AUGI does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm; and

AUGI - Acquisition Shares

      (nn) Acquisition Shares. The Acquisition Shares when delivered to the Kraft Shareholders pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of AUGI, in all cases subject to the provisions and restrictions of all applicable securities laws.

Non-Merger and Survival

3.2 The representations and warranties of AUGI contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Kraft or the Kraft Shareholders, the representations and warranties of AUGI shall survive the Closing.

Indemnity

3.3 AUGI agrees to indemnify and save harmless Kraft and the Kraft Shareholders from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of AUGI to defend any such claim), resulting from the breach by it of any representation or warranty made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by AUGI to Kraft or the Kraft Shareholders hereunder.

                                    ARTICLE 4
                                COVENANTS OF AUGI

Covenants

4.1 AUGI covenants and agrees with Kraft and the Kraft Shareholders that it will:

      (a) Conduct of Business. Until the Closing, conduct the AUGI Business diligently and in the ordinary course consistent with the manner in which the AUGI Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use its best efforts to preserve the AUGI Business and the AUGI Assets and, without limitation, preserve for Kraft AUGI's and its subsidiaries' relationships with any third party having business relations with them;

      (c) Access. Until the Closing, give Kraft, the Kraft Shareholders, and their representatives full access to all of the properties, books, contracts, commitments and records of AUGI, and furnish to Kraft, the Kraft Shareholders and their representatives all such information as they may reasonably request; and

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the AUGI Assets notwithstanding the change in control of Kraft arising from the Acquisition.

Authorization

4.2 AUGI hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting AUGI and its subsidiaries to release any and all information in their possession respecting AUGI and its subsidiaries to the Kraft Shareholders. AUGI shall promptly execute and deliver to the Kraft Shareholders any and all consents to the release of information and specific authorizations which the Kraft Shareholders reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Kraft and the Kraft Shareholders.

                                    ARTICLE 5
                        REPRESENTATIONS AND WARRANTIES OF
                             THE KRAFT SHAREHOLDERS

Representations and Warranties

5.1 The Kraft Shareholders hereby jointly and severaly represent and warrant in all material respects to AUGI, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Kraft - Company Status and Capacity

      (a) Formation. Kraft is a company duly formed and validly subsisting under the laws of Hungary;

      (b) Carrying on Business. Kraft carries on the Kraft Business primarily in Hungary and does not carry on any material business activity in any other jurisdiction. Kraft is duly authorized to carry on the Kraft Business in Hungary. The nature of the Kraft Business does not require Kraft to register or otherwise be qualified to carry on business in any other jurisdiction;

      (c) Legal Capacity. Kraft has the legal power, capacity and authority to own Kraft Assets, to carry on the Business of Kraft and to enter into and complete this Agreement;

Kraft - Capitalization

      (d) Authorized Capital. The authorized capital of Kraft consists of 5,000 shares of capital stock;

      (e) Ownership of Kraft Shares. The issued and outstanding share capital of Kraft will on Closing consist of 5,000 shares, each with HUF 10,000 par value, each ordinary registered shares (equivalent to common stock under Delaware law) (being the Kraft Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. The Kraft Shareholders will be at Closing the registered and beneficial owners of the 5,000 Kraft Shares. The Kraft Shares owned by the Kraft Shareholders will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

      (f)   No  Option,  Warrant  or Other  Right.  Except  for the Call  Option
            Agreements, no person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Kraft Shares held by the Kraft Shareholders or for the purchase, subscription or issuance of any of the unissued shares in the capital of Kraft;

      (g) No Restrictions. There are no restrictions on the transfer, sale or other disposition of Kraft Shares contained in the charter documents of Kraft or under any agreement;

Kraft - Records and Financial Statements

      (h) Charter Documents. The charter documents of Kraft have not been altered since its formation date, except as filed in the record books of Kraft;

      (i) Minute Books. The minute books of Kraft are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Kraft which required director or shareholder approval are reflected on the corporate minute books of Kraft. Kraft is not in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

      (j) Kraft Financial Statements. The Kraft Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Kraft as of the date thereof, and the sales and earnings of the Kraft Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (k)   Kraft  Accounts  Payable  and  Liabilities.  There  are no  material liabilities, contingent or otherwise, of Kraft which are not disclosed in Schedule "J" hereto or reflected in the Kraft Financial Statements except those incurred in the ordinary course of business since the date of the said schedule and the Kraft Financial Statements, and Kraft has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation. Without limiting the generality of the foregoing, all accounts payable and liabilities of Kraft as of March 31, 2004 are described in Schedule "J" hereto;

      (l) Kraft Accounts Receivable. All the Kraft Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of the Kraft Shareholders, any claim by the obligor for set-off or counterclaim. Without limiting the generality of the foregoing, all accounts receivable of Kraft as of March 31, 2005, are described in Schedule "K" hereto;

      (m) Kraft Bank Accounts. All of the Kraft Bank Accounts, their location, numbers and the authorized signatories thereto are as set forth in Schedule "L" hereto;

      (n) No Debt to Related Parties. Except as disclosed in Schedule "M" hereto, Kraft is not and on Closing will not be, indebted to the Kraft Shareholders nor to any family member thereof, nor to any affiliate, director or officer of Kraft or the Kraft Shareholders except accounts payable on account of bona fide business transactions of Kraft incurred in normal course of Kraft Business, including employment agreements with the Kraft Shareholders, none of which are more than 30 days in arrears;

      (o) No Related Party Debt to Kraft. Except as set forth on Schedule "M" hereto, no Kraft Shareholder nor any director, officer or affiliate of Kraft is now indebted to or under any financial obligation to Kraft on any account whatsoever, except for advances on account of travel and other expenses not exceeding $5,000 in total;

      (p) No Dividends. No dividends or other distributions on any shares in the capital of Kraft have been made, declared or authorized since the date of the Kraft Financial Statements;

      (q) No Payments. No payments of any kind have been made or authorized since the date of the Kraft Financial Statements to or on behalf of the Kraft Shareholders or to or on behalf of officers, directors, shareholders or employees of Kraft or under any management agreements with Kraft, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Kraft, except as set forth in the Kraft Financial Statements;

      (s)   No Adverse Events. Since the date of the Kraft Financial Statements:

            (i) there has not been any material adverse change in the consolidated financial position or condition of Kraft, its liabilities or the Kraft Assets or any damage, loss or other change in circumstances materially affecting Kraft, the Kraft Business or the Kraft Assets or Kraft's right to carry on the Kraft Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Kraft, the Kraft Business or the Kraft Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by Kraft to the Kraft Shareholders or to any of Kraft's officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the Kraft Business has been and continues to be carried on in the ordinary course,

            (v) Kraft has not waived or surrendered any right of material value,

            (vi) Kraft has not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business, and

            (vii) no capital  expenditures in excess of $10,000  individually or
                  $30,000 in total have been authorized or made;

Kraft - Income Tax Matters

      (t) Tax Returns. All tax returns and reports of Kraft required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Kraft or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Kraft. Kraft is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Kraft - Applicable Laws and Legal Matters

      (v) Licenses. Kraft holds all licenses and permits as may be requisite for carrying on the Kraft Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Kraft Business;

      (w) Applicable Laws. Kraft has not been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Kraft Business, and, to the knowledge of the Kraft Shareholders, Kraft is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Kraft Business;

      (x) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Kraft, the Kraft Business, or any of the Kraft Assets, nor do the Kraft Shareholders have any knowledge of any deliberate act or omission of Kraft that would form any material basis for any such action or proceeding;

      (y) No Bankruptcy. Kraft has not made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Kraft and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Kraft;

      (z) Labor Matters. Kraft is not party to any collective agreement relating to the Kraft Business with any labor union or other association of employees and no part of the Kraft Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Kraft Shareholders, has made any attempt in that regard;

      (aa) Finder's Fees. Other than an agreement with Niklai & Partners in connection with raising capital in Hungary, such that Niklai & Partners will become eligible to receive 7.5% of the capital raised in Hungary, in the event that such capital will be added to the US $5,250,000 raised in the US, or 10% in the event that capital raised in Hungary will be included in the US $5,250,000 to be raised in the US, Kraft is not a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

      (bb) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Kraft;

      (cc) No Violation or Breach. The execution and performance of this Agreement will not

            (i) violate the charter documents of Kraft or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Kraft is a party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, Kraft Material Contracts, or any right or rights enjoyed by Kraft,

            (iii) result in any  alteration  of  Kraft's  obligations  under any agreement to which Kraft is a party including, without limitation, the Kraft Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Kraft Assets,

            (v) result in the imposition of any tax liability to Kraft relating to Kraft Assets or the Kraft Shares, or

            (vi) violate any court order or decree to which either Kraft is subject;

Kraft Assets - Ownership and Condition

      (dd) Business Assets. The Kraft Assets, comprise all of the property and assets of the Kraft Business, and neither the Kraft Shareholders nor any other person, firm or corporation owns any assets used by Kraft in operating the Kraft Business, whether under a lease, rental agreement or other arrangement, other than as disclosed in Schedules "N" or "Q" hereto;

      (ee) Title. Kraft is the legal and beneficial owner of the Kraft Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in Schedules "N" or "Q" hereto;

      (ff) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Kraft Assets;

      (gg) Kraft Insurance Policies. Kraft maintains the public liability insurance and insurance against loss or damage to the Kraft Assets and the Kraft Business as described in Schedule "P" hereto;

      (hh) Kraft Material Contracts. The Kraft Material Contracts listed in Schedule "R" constitute all of the material contracts of Kraft;

      (ii) No Default. There has not been any default in any material obligation of Kraft or any other party to be performed under any of Kraft Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "R"), and Kraft is not aware of any default in the obligations of any other party to any of the Kraft Material Contracts;

      (jj) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Kraft. Kraft is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Kraft Assets - Kraft Equipment

      (kk) Kraft Equipment. The Kraft Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Kraft Assets - Kraft Goodwill and Other Assets

      (ll) Kraft Goodwill. Kraft carries on the Kraft Business only under the name " Kraft Rt." and variations thereof and under no other business or trade names. The Kraft Shareholders do not have any knowledge of any infringement by Kraft of any patent, trademark, copyright or trade secret;

The Business of Kraft

      (mm) Maintenance of Business. Since the date of the Kraft Financial Statements, the Kraft Business has been carried on in the ordinary course and Kraft has not entered into any material agreement or commitment except in the ordinary course; and

(nn) Subsidiaries. Kraft does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm and Kraft does not own any subsidiary and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

Non-Merger and Survival

5.2 The representations and warranties of Kraft contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by AUGI, the representations and warranties of Kraft shall survive the Closing.

Indemnity

5.3 The Kraft Shareholders agree to indemnify and save harmless AUGI from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (collectively, the "Claims") (subject to the right of the Kraft Shareholders to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Kraft or the Kraft Shareholders to AUGI hereunder; provided, however, the Kraft Shareholders shall not be required to indemnify AUGI for any such Claims in excess of the value of the Kraft Shares.

                                    ARTICLE 6
                             COVENANTS OF KRAFT AND
                             THE KRAFT SHAREHOLDERS

Covenants

6.1 Kraft and the Kraft Shareholders covenant and agree with AUGI that they will:

      (a) Conduct of Business. Until the Closing, conduct the Kraft Business diligently and in the ordinary course consistent with the manner in which the Kraft Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Kraft Business and the Kraft Assets and, without limitation, preserve for AUGI Kraft's relationships with their suppliers, customers and others having business relations with them;

      (c) Access. Until the Closing, give AUGI and its representatives full access to all of the properties, books, contracts, commitments and records of Kraft relating to Kraft, the Kraft Business and the Kraft Assets, and furnish to AUGI and its representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Kraft Assets, including the Kraft Material Contracts, notwithstanding the change in control of Kraft arising from the Acquisition;

      (e) Reporting and Internal Controls. From and after the Closing, the Kraft Shareholders shall forthwith take all required actions to implement internal controls on the business of Kraft to ensure that Kraft and AUGI comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

      (f) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

Authorization

6.2 Kraft hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Kraft to release any and all information in their possession respecting Kraft to AUGI. Kraft shall promptly execute and deliver to AUGI any and all consents to the release of information and specific authorizations which AUGI reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of AUGI.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of AUGI

7.1 AUGI's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a)   all  documents  or copies of  documents  required to be executed and
            delivered  to  AUGI   hereunder  will  have  been  so  executed  and
            delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Kraft or the Kraft Shareholders at or prior to the Closing will have been complied with or performed;

      (c) title to the Kraft Shares held by the Kraft Shareholders and to the Kraft Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Kraft Shares shall be duly transferred to AUGI;

      (d)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of Kraft, its liabilities or the Kraft Assets or any damage, loss or other change in circumstances materially and adversely affecting Kraft, the Kraft Business or the Kraft Assets or Kraft's right to carry on the Kraft Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Kraft or the Kraft Business (whether or not covered by insurance) materially and adversely affecting Kraft, the Kraft Business or the Kraft Assets;

      (e) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any

      (f) the transactions contemplated hereby shall have been approved by the Board of Directors and shareholders of Kraft;

      (g) on or prior to the Closing Date, AUGI shall have entered into a consulting agreement with Robert Rubin;

      (h) on or prior to the Closing Date, Kraft and/or the Kraft Shareholders shall have acquired all of the ordinary shares held by Kraft Shareholders that are not participating in this Agreement so that AUGI shall acquire 100% of the presently issued and outstanding Kraft Shares; and

      (i) on or prior to the Closing Date, Kraft shall have delivered the Kraft Financial Statements.

Waiver by AUGI

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of AUGI and any such condition may be waived in whole or in part by AUGI at or prior to the Closing by delivering to Kraft a written waiver to that effect signed by AUGI. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, AUGI shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Kraft and the Kraft Shareholders

7.3 The obligations of Kraft and the Kraft Shareholders to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a) all documents or copies of documents required to be executed and delivered to Kraft hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by AUGI at or prior to the Closing will have been complied with or performed;

      (c) AUGI will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Kraft at the Closing and the Acquisition Shares will be registered on the books of AUGI in the name of the holder of Kraft Shares at the time of Closing;

      (d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

      (e)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of AUGI, its subsidiaries, their liabilities or the AUGI Assets or any damage, loss or other change in circumstances materially and adversely affecting AUGI, the AUGI Business or the AUGI Assets or AUGI' right to carry on the AUGI Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to AUGI or the AUGI Business (whether or not covered by insurance) materially and adversely affecting AUGI, its subsidiaries, the AUGI Business or the AUGI Assets;

      (f) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any;

      (g) the satisfaction of all material liabilities of AUGI on or prior to the Closing Date, other than those liabilities relating to (A) the June 2003 Bridge Notes as defined under Article 10 and (B) the note payable to United Parcel Service (the "UPS Note"), save and except for liabilities incurred in connection with the Acquisition;

      (h) the transactions contemplated hereby shall have been approved by the Board of Directors of AUGI;

      (i) on or prior to the Closing Date, close on a minimum of US $2,500,000 financing in the form of a convertible debenture financing (the "Financing");

      (j) each of the directors and officers of AUGI, except for Robert Rubin, shall have resigned as directors and/or officers of AUGI;

      (k) Zoltan Kiss shall have been appointed as the Chairman of the Board of the Board of Directors of AUGI and Tamas Niklai shall have been appointed to the Board of Directors, provided, however, such appointment of Mr. Niklai shall not become effective until 10 days after the mailing of the Schedule 14f;

      (l) on or prior to the Closing Date, AUGI shall have entered into a consulting agreement with Zoltan Kiss;

      (m) on or prior to the Closing Date, AUGI shall have entered into an employment agreement with Tamas Niklai, which such employment agreement shall include the issuance of securities to Tamas Niklai including 1,750,000 shares of common stock of AUGI and an option to purchase 4,230,000 shares of common stock of AUGI;

      (n) on or prior to the Closing Date, AUGI shall have entered into a termination agreement with Robert Rubin whereby the employment agreement entered by and between AUGI and Robert Rubin is terminated;

      (o) on or prior to the Closing Date, AUGI shall have entered into a settlement agreement with The Rubin Family Trust (the "Trust") whereby the Trust shall forgive all debt and related interest owed to it by AUGI in consideration of the transfer of all shares of AUGI received by AUGI from Michael Vox, if any, and all securities of Informedix Holdings, Inc., Spongtech Delivery Systems, Inc. and ScanTek Medical, Inc. held by AUGI and transfer of any rights held by AUGI with respect to any litigation that may be brought by AUGI against New York Medical Inc.;

      (p) on or prior to the Closing Date, AUGI shall have entered into an earn out agreement with management of Kraft whereby AUGI agrees to issue up to 6,000,000 shares of its common stock in the event that certain revenue and pre-tax targets are accomplished;

      (q) on or prior to the Closing Date, AUGI shall have filed its Form 10-Q for the quarter ended March 31, 2005 and June 30, 2005;

      (r) on or before September 15, 2005 AUGI shall have disbursed USD $500,000 as an interest-free loan to Kraft, which amount shall be deducted from the USD $5,250,000 financing; provided, however, in the event that the Acquisition does not close by the Termination Date, then Kraft shall be required to pay such loan with 12% interest within 30 days of such Termination Date;

      (s) on or prior to the Closing Date, Rubin Family Irrevocable Trust (the "Trust") and AUGI shall enter into a pledge agreement whereby the Trust shall agree to place 1,000,000 shares of AUGI common stock in an escrow account for a period of one (1) year from the Closing (the "Pledge Period"), which such shares shall be utilized to satisfy any claim commenced by United Parcel Service in connection with the UPS Note. In the event that United Parcel Service commences an action against AUGI with respect to the UPS Note, the Trust agrees that during the Pledge Period the Trust shall pledge further shares of AUGI common stock equal to the value of the claim divided the market price of AUGI at that time. The Trust shall retain the ability to settle any action commenced by United Parcel Service.

Waiver by Kraft and the Kraft Shareholders

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Kraft and the Kraft Shareholders and any such condition may be waived in whole or in part by Kraft or the Kraft Shareholders at or prior to the Closing by delivering to AUGI a written waiver to that effect signed by Kraft and the Kraft Shareholders. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Kraft and the Kraft Shareholders shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before October 30, 2005 (the "Termination Date"), this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Kraft and AUGI and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that AUGI will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of AUGI's filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Kraft

8.1 If any material loss or damage to the Kraft Business occurs prior to Closing and such loss or damage, in AUGI' reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, AUGI shall, within two (2) days following any such loss or damage, by notice in writing to Kraft, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to AUGI' obligations to carry out the transactions contemplated hereby, be vested in Kraft or otherwise adequately secured to the satisfaction of AUGI on or before the Closing Date.

Material Change in the AUGI Business

8.2 If any material loss or damage to the AUGI Business occurs prior to Closing and such loss or damage, in Kraft's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Kraft shall, within two (2) days following any such loss or damage, by notice in writing to AUGI, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

(b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Kraft's obligations to carry out the transactions contemplated hereby, be vested in AUGI or otherwise adequately secured to the satisfaction of Kraft on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing on Closing Date in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Kraft

9.2 On or before the Closing, Kraft and the Kraft Shareholders will deliver or cause to be delivered to AUGI:

      (a) the original or certified copies of the charter documents of Kraft, including amendments thereof, and all corporate records documents and instruments of Kraft, the corporate seal of Kraft and all books and accounts of Kraft;

      (b) all reasonable consents or approvals required to be obtained by Kraft for the purposes of completing the Acquisition and preserving and maintaining the interests of Kraft under any and all Kraft Material Contracts and in relation to Kraft Assets;

      (c) certified copies of such resolutions and minutes of the shareholders and directors of Kraft as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (d) an acknowledgement from Kraft and the Kraft Shareholders of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

      (e) the certificates or other evidence of ownership of the Kraft Shares, together with such other documents or instruments required to effect transfer of ownership of the Kraft Shares to AUGI;

      (f) declaration of acceptance by Tamas Niklai of being elected as a member of the Board of Directors of Kraft, and

      (g) such other documents as AUGI may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by AUGI

9.3 On or before the Closing, AUGI shall deliver or cause to be delivered to Kraft and the Kraft Shareholders:

      (a)   share   certificates   representing  the  Acquisition   Shares  duly
            registered in the names of the holders of shares of Kraft Common Stock;

      (b) certified copies of such resolutions of the directors of AUGI as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (c) a certified copy of a resolution of the directors of AUGI dated as of the Closing Date appointing the nominees of Kraft as officers of Kraft and appointing the nominee of the Kraft Shareholders to the board of directors of AUGI;

      (d)   resignations of all of the officers of AUGI as of the Closing Date;

      (e) resignations of David M. Barnes, Michael Metter and Howard Katz as directors of AUGI;

      (f) an acknowledgement from AUGI of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

      (g)   certificate or incorporation and good standing certificate of AUGI;

      (h) such other documents as Kraft may reasonably require to give effect to the terms and intention of this Agreement; and

      (i) the Settlement Agreement entered by and between AUGI and the holders of the June 2003 Notes as defined under Article 10.

                                                  ARTICLE 10
                              POST-CLOSING MATTERS

      Forthwith after the Closing, AUGI, Kraft and the Kraft Shareholders, as the case may be, agree to use all their best efforts to:

      (a)   issue a news release reporting the Closing;

      (b) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 4 days of the Closing and, not more than 71 days following the filing of the Form 8-K, file an amended Form 8-K which includes the audited financial statements of Kraft as well as pro forma financial information of Kraft and AUGI as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission;

      (c) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by the Kraft Shareholders;

      (d) file with the Securities and Exchange Commission Schedule 14f1 disclosing the change in control of AUGI and, 10 days after such filing, date the resolutions appointing to the board of directors of AUGI two directors selected by Zoltan Kiss;

      (e) prepare and deliver by September 10, 2005, the Kraft Financial Statements;

      (f) change the name of AUGI to "Energy Solutions, Inc." of such other name as determined by the Board of Directors of AUGI;

      (g) use its best efforts to enter into agreements with Terra Solar for the exclusive licensing rights to market Terra Solar technology in North America, South America , Europe and Africa and to install Terra Solar technology and equipment; and

      (h) after the Closing, subject to the discretion of management of AUGI, AUGI shall commence selling, as it deems appropriate, the shares of common stock of Western Power & Equipment Corp. and proceeds from such sale shall be used to pay the holders of the 10% convertible notes in the principal amount of $1,500,000 issued in June 2003 (the "June 2003 Bridge Notes").

                                   ARTICLE 11
                               GENERAL PROVISIONS

Arbitration

11.1 The parties hereto shall attempt to resolve any dispute, controversy, difference or claim arising out of or relating to this Agreement by negotiation in good faith. If such good negotiation fails to resolve such dispute, controversy, difference or claim within fifteen (15) days after any party delivers to any other party a notice of its intent to submit such matter to arbitration, then any party to such dispute, controversy, difference or claim may submit such matter to arbitration in the City of New York, New York.

Notice

11.2 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.3 The address for service of notice of each of the parties hereto is as follows:

      (a)   AUGI:

            American United Global, Inc.
            108 Village Square, #327
            Somers, NY 10589

            Sichenzia Ross Friedman Ference LLP
            1065 Avenue of the Americas
            New York, New York 10018
            Attn:  Greg Sichenzia, Esq.
            Phone:  (212) 930-9700
            Telecopier:  (212) 930-9725

      (b)   Kraft or the Kraft Shareholders:

            Kraft Rt.
            Konkoly Thege u. 29-33
            Budapest H-1121
            Hungary
            Attention:  Laszlo Farkas/Zoltan Kiss/Tamas Niklai, directors

            With a copy to:

            Bellak Law Office
            Falk Miksa u 13
            Budapest 1055
            Hungary
            Fax/tel: + 36 1 331 4580

Change of Address

11.4 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.5 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Time of the Essence

11.6 Time is expressly declared to be the essence of this Agreement.

Entire Agreement

11.7 The provisions contained herein constitute the entire agreement among Kraft, the Kraft Shareholders and AUGI respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Kraft, the Kraft Shareholders and AUGI with respect to the subject matter hereof.

Enurement

11.8 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.9 This Agreement is not assignable without the prior written consent of the parties hereto.

Counterparts

11.10 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.11 This Agreement is subject to the laws of the State of New York.

                  [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

AMERICAN UNITED GLOBAL, INC.

By:_______________________________
     Robert Rubin, CEO

KRAFT RT.

By:_______________________________
     Zoltan Kiss, Director

SHAREHOLDERS OF KRAFT RT.

______________________________________  ________________________________________
Dr. Laszlo Farkas (425 Kraft Shares)    Gabriella Maria Kiss (750 Kraft Shares)

______________________________________  ________________________________________
Anna Noemi Szabo (250 Kraft Shares)     Janka Krisztina Szabo (250 Kraft Shares)

______________________________________  ________________________________________
Zoltan J. Kiss (1,850 Kraft Shares)     Nagyezsda Kiss (150 Kraft Shares)

______________________________________
Joseph Gregory Kiss (750 Kraft Shares)

-------------------------------------------------------------------------------------------------------
Name of Shareholder of Kraft Rt.     Shares of Kraft Rt. Owned     Shares of American United Global,
                                                                           Inc. to be Issued
-------------------------------------------------------------------------------------------------------
Dr. Laszlo Farkas                                          425                            2,305,085
-------------------------------------------------------------------------------------------------------
Gabriella Maria Kiss                                       750                            4,067,797
-------------------------------------------------------------------------------------------------------
Anna Noemi Szabo                                           250                            1,355,932
-------------------------------------------------------------------------------------------------------
Janka Krisztina Szabo                                      250                            1,355,932
-------------------------------------------------------------------------------------------------------
Zoltan J. Kiss                                           1,850                           10,033,898
-------------------------------------------------------------------------------------------------------
Nagyezsda Kiss                                             150                              813,559
-------------------------------------------------------------------------------------------------------
Joseph Gregory Kiss                                        750                            4,067,797
-------------------------------------------------------------------------------------------------------
Total                                                    4,425                           24,000,000
-------------------------------------------------------------------------------------------------------